SUPPLEMENT
Dated December 13, 2010
to the
PROSPECTUS OF THE
API FUNDS
DATED JUNE 9, 2010

The Prospectus of the API Efficient Frontier Funds, dated June 9, 2010, is amended as follows:

The second paragraph of the Sub-Section of the Prospectus entitled, "Repurchase of Class A Shares", appearing on page 66 of the Prospectus, and stating, "The Fund reserves the right to waive sales charges for the reinvestment of proceeds from the sale of shares of a non-API Fund where those shares were subject to a front end sales charge or a deferred sales charge (sometimes called a NAV transfer)." is deleted in its entirety, effective January 1, 2011.

The Trust has determined that its "NAV transfer" program has not resulted in the benefits anticipated.  Accordingly, the Trust has decided to terminate the program, effective January 1, 2011.

All portions of the prospectus not specifically amended by this supplement shall remain in full force and effect.